SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2003


                         CIT Equipment Collateral 2000-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        333-74847                                         22-2684998
(Commission File Number)                       (IRS Employer Identification No.)

               c/o Allfirst Financial Center National Association
                         499 Mitchell Road - MC 101-591
                            Millsboro, Delaware 19966
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (410) 244-4626



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

  99.1                                      Pool Data Report


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2000-1


                                           By:  Capita Corporation,
                                                    as Servicer


                                           By:      /S/ BARBARA CALLAHAN
                                               ----------------------------
                                               Name:    Barbara Callahan
                                               Title:   Vice President



Dated:  April 4, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT TRUST 2000-1
GENERAL COMPOSITION
AT JANUARY 31, 2003



                                                                                                                AVERAGE
                                                      WEIGHTED AVERAGE           WEIGHTED AVERAGE               REQUIRED
     NUMBER            CURRENT REQUIRED                   ORIGINAL                   REMAINING                   PAYOFF
       OF                   PAYOFF                          TERM                       TERM                      AMOUNT
    CONTRACTS               AMOUNT                         (RANGE)                    (RANGE)                    (RANGE)
    ---------               ------                         -------                    -------                    -------

    22,092               $99,346,635                     71.8 months                32.1 months                   $4,497
                                                     (30 to 196 months)          (0 to 89 months)           ($0 to $2,552,189)




TYPE OF CONTRACT
AT JANUARY 31, 2003



                                                                     % OF
                                                                     TOTAL                                          % OF
                                             NUMBER                 NUMBER                REQUIRED                REQUIRED
                                               OF                     OF                   PAYOFF                  PAYOFF
        TYPE OF CONTRACT                    CONTRACTS              CONTRACTS               AMOUNT                  AMOUNT
        ----------------                    ---------              ---------               ------                  ------
True Leases                                   16,266                 73.63%          $   52,889,195                53.24%
Finance Leases                                 5,701                 25.81               30,025,376                30.22
Loans/Conditional Sales                          125                  0.57               16,432,064                16.54
                                     ---------------------------------------------------------------------------------------------
     Total                                    22,092                100.00%          $   99,346,635               100.00%
                                     =============================================================================================


CIT EQUIPMENT TRUST 2000-1
GEOGRAPHICAL DIVERSITY
AT JANUARY 31, 2003



                                                                     % OF
                                                                     TOTAL                                                 % OF
                                                   NUMBER           NUMBER                   REQUIRED                    REQUIRED
                                                     OF               OF                      PAYOFF                      PAYOFF
STATE                                            CONTRACTS         CONTRACTS                  AMOUNT                      AMOUNT
-----                                            ---------         ---------                  ------                      ------
Alabama                                              235              1.06%              $    745,670                      0.75%
Alaska                                                47              0.21                     91,474                      0.09
Arizona                                              274              1.24                  1,301,352                      1.31
Arkansas                                              93              0.42                    614,177                      0.62
California                                         2,724             12.33                 12,647,766                     12.73
Colorado                                             400              1.81                    974,470                      0.98
Connecticut                                          320              1.45                  1,336,910                      1.35
Delaware                                              77              0.35                    194,388                      0.20
District of Columbia                                 167              0.76                    748,805                      0.75
Florida                                            1,357              6.14                  5,964,824                      6.00
Georgia                                              671              3.04                  2,263,496                      2.28
Hawaii                                                79              0.36                    103,757                      0.10
Idaho                                                 72              0.33                    270,419                      0.27
Illinois                                           1,009              4.57                  6,037,354                      6.08
Indiana                                              297              1.34                  1,207,694                      1.22
Iowa                                                 240              1.09                    928,926                      0.94
Kansas                                               115              0.52                    256,547                      0.26
Kentucky                                             139              0.63                    780,250                      0.79
Louisiana                                            166              0.75                    306,792                      0.31
Maine                                                 56              0.25                     26,716                      0.03
Maryland                                             406              1.84                  1,480,454                      1.49
Massachusetts                                        894              4.05                  3,491,350                      3.51
Michigan                                             820              3.71                  3,906,701                      3.93
Minnesota                                            320              1.45                  2,049,854                      2.06
Mississippi                                          100              0.45                    379,110                      0.38
Missouri                                             230              1.04                    835,068                      0.84
Montana                                               59              0.27                     96,978                      0.10
Nebraska                                              88              0.40                    411,020                      0.41
Nevada                                               113              0.51                  1,297,379                      1.31
New Hampshire                                        141              0.64                  1,740,302                      1.75
New Jersey                                         1,610              7.29                  9,010,155                      9.07
New Mexico                                           100              0.45                    454,541                      0.46
New York                                           2,251             10.19                  9,681,383                      9.75
North Carolina                                       550              2.49                  2,279,288                      2.29
North Dakota                                          23              0.10                     64,721                      0.07
Ohio                                                 668              3.02                  2,724,723                      2.74
Oklahoma                                             145              0.66                    475,647                      0.48
Oregon                                               215              0.97                    764,800                      0.77
Pennsylvania                                       1,145              5.18                  5,218,021                      5.25
Puerto Rico                                            1              0.00                        172                      0.00
Rhode Island                                          94              0.43                    292,821                      0.29
South Carolina                                       201              0.91                  1,432,249                      1.44
South Dakota                                          25              0.11                     51,812                      0.05
Tennessee                                            370              1.67                  1,212,548                      1.22
Texas                                              1,497              6.78                  7,346,179                      7.39
Utah                                                 176              0.80                  1,396,910                      1.41
Vermont                                               54              0.24                    143,577                      0.14
Virginia                                             488              2.21                  1,564,179                      1.57
Washington                                           416              1.88                  1,663,094                      1.67
West Virginia                                         71              0.32                    129,783                      0.13
Wisconsin                                            251              1.14                    865,624                      0.87
Wyoming                                               32              0.14                     84,402                      0.08
                                          -----------------------------------------------------------------------------------------
 Total                                            22,092            100.00%              $ 99,346,635                    100.00%
                                          =========================================================================================


CIT EQUIPMENT TRUST 2000-1
PAYMENT STATUS
AT JANUARY 31, 2003



                                                                               % OF
                                                                               TOTAL                                       % OF
                                                           NUMBER              NUMBER                  REQUIRED           REQUIRED
                                                             OF                  OF                     PAYOFF             PAYOFF
DAYS DELINQUENT                                           CONTRACTS           CONTRACTS                 AMOUNT             AMOUNT
---------------                                           ---------           ---------                 ------             ------
Current, including 1 to 30 day
     delinquent contracts                                    19,625             88.83%                $91,589,184           92.19%
31-60 days delinquent                                         1,295              5.86                   3,742,637            3.77
61-90 days delinquent                                           530              2.40                   2,374,857            2.39
91-120 days delinquent                                          283              1.28                     904,916            0.91
Over 120 days delinquent                                        359              1.63                     735,041            0.74
                                                      ------------------------------------------------------------------------------
     Total                                                   22,092            100.00%                $99,346,635          100.00%
                                                      ==============================================================================


EQUIPMENT TYPE
AT JANUARY 31, 2003




                                                                                % OF
                                                                               TOTAL                                        % OF
                                                           NUMBER              NUMBER                  REQUIRED           REQUIRED
                                                             OF                  OF                     PAYOFF             PAYOFF
TYPE OF EQUIPMENT                                         CONTRACTS          CONTRACTS                  AMOUNT             AMOUNT
-----------------                                         ---------          ---------                  ------             ------
Telecommunications                                            7,646             34.61%                $50,522,630           50.85%
Medical / Healthcare                                            124              0.56                  20,660,273           20.80
Computers & Point-of-Sale                                    12,483             56.50                   8,486,778            8.54
General Office Equipment / Copiers                              693              3.14                   4,850,252            4.88
Construction                                                    240              1.09                   4,668,248            4.70
Computer Software                                                58              0.26                   2,523,541            2.54
Manufacturing                                                   104              0.47                   2,498,402            2.51
Other(1)                                                        541              2.45                   2,185,083            2.20
Printing                                                         89              0.40                   1,310,274            1.32
Transportation                                                   76              0.34                   1,069,596            1.08
Commercial / Retail Fixtures                                     16              0.07                     345,215            0.35
Automotive Diagnostic Equipment                                  17              0.08                     177,580            0.18
Resources                                                         4              0.02                      28,999            0.03
Industrial                                                        1              0.00                      19,763            0.02
                                                      ------------------------------------------------------------------------------
 Total                                                       22,092            100.00%                $99,346,635          100.00%
                                                      ==============================================================================



(1) Includes $99,090 as the largest and $4,039 as the average Required Payoff Amount.

CIT EQUIPMENT TRUST 2000-1
REQUIRED PAYOFF AMOUNT
AT JANUARY 31, 2003



                                                                        % OF
                                                                        TOTAL                                  % OF
                                                    NUMBER              NUMBER              REQUIRED         REQUIRED
                                                      OF                  OF                 PAYOFF           PAYOFF
REQUIRED PAYOFF AMOUNT                            CONTRACTS            CONTRACTS             AMOUNT           AMOUNT
                                                  ---------            ---------             ------           ------


0 - 5,000.00                                        19,044               86.20 %     $    17,023,581          17.14 %
5,000.01 - 10,000.00                                 1,430                6.47             9,867,883           9.93
10,000.01 - 15,000.00                                  502                2.27             6,124,760           6.17
15,000.01 - 25,000.00                                  473                2.14             9,069,267           9.13
25,000.01 - 50,000.00                                  378                1.71            13,366,299          13.45
50,000.01 - 100,000.00                                 135                0.61             9,252,041           9.31
100,000.01 - 150,000.00                                 54                0.24             6,761,947           6.81
150,000.01 - 250,000.00                                 36                0.16             6,936,753           6.98
250,000.01 - 500,000.00                                 27                0.12             9,211,035           9.27
500,000.01 - 1,000,000.00                               10                0.05             6,781,026           6.83
1,000,000.01- 2,000,000.00                               2                0.01             2,399,855           2.42
2,000,000.01- 3,000,000.00 (1)                           1                0.00             2,552,189           2.57
3,000,000.01- 4,000,000.00                               -                   -                     -              -
                                             ---------------------------------       ------------------------------
     Total                                          22,092              100.00 %     $    99,346,635         100.00 %
                                             =================================       ==============================

(1) Includes $2,552,189 as the largest Required Payoff Amount.


REMAINING TERM
AT JANUARY 31, 2003
                                                                       % OF
                                                                       TOTAL                                    % OF
                                                   NUMBER             NUMBER                REQUIRED          REQUIRED
                                                     OF                 OF                   PAYOFF            PAYOFF
REMAINING TERMS OF CONTRACTS                     CONTRACTS           CONTRACTS               AMOUNT            AMOUNT
                                                 ---------           ---------               ------            ------
     (MONTHS)
0- 12                                               14,440              65.36%       $    12,307,295           12.39%
13- 24                                               4,823              21.83             39,092,783           39.35
25- 36                                               2,726              12.34             26,135,825           26.31
37- 48                                                  40               0.18              3,307,606            3.33
49- 60                                                  20               0.09              3,049,947            3.07
61- 72                                                   2               0.01                461,652            0.46
73- 84                                                  18               0.08              5,782,365            5.82
85- 96                                                  23               0.10              9,209,163            9.27
97-108                                                   -                  -                      -               -
                                             ---------------------------------       ---------------------------------
     Total                                          22,092             100.00%       $    99,346,635           100.00%
                                             =================================       =================================


CIT EQUIPMENT TRUST 2000-1
TYPES OF OBLIGOR
AT JANUARY 31, 2003



                                                                             % OF
                                                                             TOTAL                                     % OF
                                                       NUMBER               NUMBER                  REQUIRED         REQUIRED
                                                         OF                   OF                     PAYOFF           PAYOFF
TYPE OF OBLIGOR                                       CONTRACTS            CONTRACTS                 AMOUNT           AMOUNT
---------------                                       ---------            ---------                 ------           ------
Service Organizations(1)                                7,276                 32.93%         $     25,847,369         26.02%
Professional(2)                                         1,530                  6.93                21,959,760         22.10
Manufacturing                                           2,075                  9.39                15,234,375         15.33
Retail & Wholesale                                      3,325                 15.05                13,484,560         13.57
Financial Services                                      1,466                  6.64                 7,110,058          7.16
Transportation                                            800                  3.62                 4,990,764          5.02
Medical                                                   322                  1.46                 4,367,218          4.40
Other(3)                                                3,989                 18.06                 3,241,349          3.26
Construction                                              836                  3.78                 1,711,591          1.72
Machine Tools                                              12                  0.05                   473,026          0.48
Resources                                                 278                  1.26                   418,183          0.42
Government                                                 51                  0.23                   298,834          0.30
Print Center                                              132                  0.60                   209,546          0.21
                                                   ---------------------------------------------------------------------------
     Total                                             22,092                100.00%         $     99,346,635        100.00%
                                                   ===========================================================================



(1) Primarily Other Service Organizations (23%); Business Services (21%); Membership Organizations (18%); and Engineering, Accounting and Research (15%)
(2)  Primarily Healthcare Professionals (82%) and Legal Professionals (7%)
(3) Includes $151,819 as the largest Required Payoff Amount belonging to single obligor

As shown in the table above, the servicer's records list 3.26% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 1.79% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 1.47% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


OBLIGOR CONCENTRATION

                                                                         % OF
                                              NUMBER      REQUIRED     REQUIRED
OBLIGORS (INCLUDING CONTACTS SECURING           OF         PAYOFF       PAYOFF
    VENDOR LOANS)                           CONTRACTS      AMOUNT       AMOUNT
-----------------                           ---------      ------       ------
Top 5                                           331     $ 8,014,464      8.07%



The industries in which the top 5 obligors conduct business are Manufacturing, Retail and Wholesale, and Medical.

CIT EQUIPMENT TRUST 2000-1
SCHEDULED PAYMENT
AT JANUARY 31, 2003


      COLLECTION              SCHEDULED           COLLECTION         SCHEDULED
        PERIOD                CASHFLOWS             PERIOD           CASHFLOWS
        ------                ---------             ------           ---------

Positive Rent Due            2,798,655.46
         February-2003       5,610,948.66        November-2006        411,652.86
            March-2003       5,466,207.15        December-2006        339,846.54
            April-2003       4,570,732.62         January-2007        395,813.65
              May-2003       4,534,106.31        February-2007        364,131.45
             June-2003       4,685,946.55           March-2007        313,498.65
             July-2003       4,539,415.78           April-2007        240,248.45
           August-2003       4,304,093.53             May-2007        240,248.45
        September-2003       4,132,126.44            June-2007        240,248.45
          October-2003       4,094,625.96            July-2007        244,487.42
         November-2003       4,028,449.26          August-2007        244,173.09
         December-2003       3,860,084.27       September-2007        244,173.09
          January-2004       3,707,258.18         October-2007        244,173.09
         February-2004       3,551,994.33        November-2007        244,173.09
            March-2004       3,331,217.82        December-2007        244,173.09
            April-2004       3,268,854.10         January-2008        244,173.09
              May-2004       3,221,770.41        February-2008        244,173.09
             June-2004       3,353,917.82           March-2008        234,905.11
             July-2004       3,066,048.35           April-2008        234,905.11
           August-2004       2,973,694.73             May-2008        234,905.11
        September-2004       2,933,268.82            June-2008        234,905.11
          October-2004       2,835,047.64            July-2008        234,905.11
         November-2004       2,532,292.04          August-2008        234,905.11
         December-2004       2,128,389.63       September-2008        234,905.11
          January-2005       1,619,800.82         October-2008        234,905.11
         February-2005       1,131,629.46        November-2008        234,905.11
            March-2005         659,492.73        December-2008        234,905.11
            April-2005         495,588.49         January-2009        234,905.11
              May-2005         478,409.49        February-2009        234,905.11
             June-2005         455,814.67           March-2009        234,905.11
             July-2005         438,517.49           April-2009        234,905.11
           August-2005         432,120.41             May-2009        234,905.11
        September-2005         427,172.14            June-2009        234,905.11
          October-2005         424,117.29            July-2009        234,905.11
         November-2005         419,424.14          August-2009        234,905.11
         December-2005         403,797.18       September-2009        234,905.11
          January-2006         401,552.46         October-2009        233,124.11
         February-2006         393,489.62        November-2009        233,124.11
            March-2006         409,001.60        December-2009        233,124.11
            April-2006         375,704.86         January-2010        419,816.04
              May-2006         371,213.35        February-2010        141,597.94
             June-2006         371,213.35           March-2010         80,264.49
             July-2006         371,213.35           April-2010         16,446.36
           August-2006         366,097.61             May-2010         16,446.36
        September-2006         364,491.16            June-2010         16,946.93
          October-2006         364,491.16            July-2010                 -